SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Small Cap Core Fund

  (the “Fund”)

At a Special Meeting of Shareholders held on June 14, 2017, shareholders of the Fund approved a new sub-advisory agreement with Golden Capital Management, LLC (“Golden Capital”), the current sub-adviser of the Fund.

The new sub-advisory agreement will be effective upon the change of control of Golden Capital, which is expected to occur after the close of business on June 30, 2017.  After the change of control, Golden Capital will be an indirect wholly owned subsidiary of Wells Fargo & Company.

Accordingly, as of July 1, 2017, the description of Golden Capital in the section entitled “The Sub-Advisors and Portfolio Managers” is replaced with the following:

“Golden Capital Management, LLC ("Golden Capital"), is a registered investment adviser located at 5 Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, NC 28262. Golden Capital (originally Golden Capital Management, a division of Smith Asset Management Group) was founded in 1999 by Greg W. Golden, currently President, CEO and member of the investment team, and Jeffrey Moser, currently Chief Operating Officer and member of the investment team. Golden Capital provides domestic and international equity portfolios to individual investors and institutions of all sizes.”

June 14, 2017                                                                                                                          SCR067/P201BSP